UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – September 21, 2015

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”), but excluding Oncor Electric Delivery Holdings Company LLC (“Oncor”) and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing (collectively, the “Debtors”) are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Reference is made to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on August 10, 2015 by each of EFH Corp., EFIH and EFCH (the “August 10, 2015 8-K/A”) relating to, among other matters, (i) the third amended joint plan of reorganization (the “Third Amended Plan”) and a disclosure statement for the Third Amended Plan (the “August Disclosure Statement”) filed by the Debtors with the Bankruptcy Court, (ii) the Plan Support Agreement entered into on August 9, 2015 by each of the Debtors with (a) various of their respective creditors, (b) the sponsor equity owners of EFH Corp. (the “Sponsors”), (c) the statutory committee of unsecured creditors of EFCH, TCEH and the subsidiaries of TCEH that are Debtors in the Chapter 11 Cases (collectively, the “TCEH Debtors”) and EFH Corporate Services, and (d) other third parties in order to effect an agreed upon restructuring of the Debtors pursuant to the Third Amended Plan and (iii) the settlement agreement, dated as of August 9, 2015 (the “August Settlement Agreement”), among the Debtors, the Sponsors, certain settling TCEH first lien creditors, certain settling TCEH second lien creditors, certain settling TCEH unsecured creditors and the official committee of unsecured creditors of the TCEH Debtors in order to compromise and settle certain claims among such parties, in each case on the terms described in the August 10, 2015 8-K/A.

Item 7.01. Regulation FD Disclosure.

Following continued negotiations with various creditor groups and third parties regarding the Debtors’ plan of reorganization, on September 21, 2015 the Debtors filed a fifth amended joint plan of reorganization (the “Fifth Amended Plan”) and a disclosure statement for the Fifth Amended Plan (the “September Disclosure Statement”) with the Bankruptcy Court, which superseded the fourth amended joint plan of reorganization and related disclosure statement that were filed by the Debtors with the Bankruptcy Court on September 18, 2015. The Fifth Amended Plan and September Disclosure Statement are attached as Exhibits 99(a) and 99(b) to this Current Report on Form 8-K and are also available at www.efhcaseinfo.com. Other information on or connected to this website does not constitute part of this Current Report on Form 8-K.

The September Disclosure Statement contains or discusses certain projections of TCEH’s financial performance for fiscal years 2015 through 2020 and certain projections of Oncor’s financial performance for fiscal years 2015 through 2022, which are the same projections that were included in the August Disclosure Statement that was filed as an exhibit to the August 10, 2015 8-K/A (collectively, the “Projections”). The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or distribute external projections or forecasts of their anticipated financial position or results of operations. Holders of claims against the Debtors are urged to refer to the limitations and qualifications included in the September Disclosure Statement with respect to the Projections. Information contained in the Fifth Amended Plan and the September Disclosure Statement is subject to change, whether as a result of amendments, actions of third parties, or otherwise. On September 22, 2015, the Bankruptcy Court entered an order approving the adequacy of the September Disclosure Statement and procedures to solicit votes on the Fifth Amended Plan.

There can be no assurance that the Debtors will receive the requisite votes necessary to confirm the Fifth Amended Plan and no assurance that the Bankruptcy Court will confirm the Fifth Amended Plan. The Debtors will emerge from Chapter 11 if and when a plan of reorganization receives the requisite approval from holders of claims, an order confirming the plan of reorganization is entered by the Bankruptcy Court and certain conditions to the effectiveness of the plan of reorganization, as stated therein, are satisfied.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by each of EFH Corp., EFIH, EFCH and Oncor and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in our Chapter 11 cases, including with respect the Fifth Amended Plan, and the outcomes of Bankruptcy Court rulings and our Chapter 11 cases in general;

•	the effectiveness of the overall restructuring activities pursuant to the Bankruptcy Filing and any additional strategies we employ to address our liquidity and capital resources;

•	whether the conditions (including required regulatory approvals) to consummate the transactions contemplated by the Fifth Amended Plan will be satisfied or obtained;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in our Chapter 11 cases; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors may emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99(a)	Fifth Amended Plan

99(b)	September Disclosure Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

Dated: September 22, 2015